Class P:     GGFPX

Before you invest, you may want to review the Goldman Sachs International Equity Insights Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550, or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated February 28, 2020, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fees	0.75%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.84%
Expense Limitation[1]	(0.06)%
Total Annual Fund Operating Expenses After Expense Limitation	0.78%

[1]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets through at least February 28, 2021, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$ 80	$ 262	$ 460	$ 1,032

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the

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Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2019 was 136% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in non-U.S. issuers.

The portfolio management team uses two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Fund.

The Fund intends to have investments economically tied to at least three countries not including the United States and may invest in the securities economically tied to emerging market countries. The Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small-cap issuers.

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Investment Adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. The Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund seeks to maximize its expected return, while maintaining risk, style and capitalization characteristics similar to the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged), adjusted for the Investment Adviser’s country views. Additionally, the portfolio management team’s views of the relative attractiveness of countries and currencies are considered in allocating the Fund’s assets among countries. The MSCI EAFE Standard Index (Net, USD, Unhedged) is designed to measure equity market performance of the large and mid capitalization segments of developed markets, excluding the U.S. and Canada.

The Fund may also invest in fixed income securities that are considered to be cash equivalents.

The Fund’s benchmark index is the MSCI EAFE Standard Index (Net, USD, Unhedged).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2019	1 Year	Since Inception
Class P (Inception 4/16/18)
Returns Before Taxes	18.46%	-0.98%
Returns After Taxes on Distributions	17.92%	-1.45%
Returns After Taxes on Distributions and Sale of Fund Shares	11.55%	-0.65%
MSCI EAFE Standard Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	22.01%	2.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 1997; Osman Ali, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 2013; James Park, Managing Director and Senior Portfolio Manager, has managed the Fund since 2012; and Takashi Suwabe, Managing Director and Senior Portfolio Manager, has managed the Fund since 2013.

BUYING AND SELLING FUND SHARES

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

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